STERLING CAPITAL FUNDS

SUPPLEMENT DATED MAY 26, 2023

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2023, AS SUPPLEMENTED

This Supplement provides the following supplemental information, which is effective immediately, and supersedes any information to the contrary in the Statement of Additional Information (the “SAI”) dated February 1, 2023, as supplemented.

Effective May 17, 2023, the Board of Trustees of the Sterling Capital Funds (the “Board”) appointed Scott A. Haenni as a Trustee of the Board, and Alexander W. McAlister retired from the Board. Mr. Haenni is considered an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his position with Sterling Capital Management LLC (“Sterling Capital”). In addition, James Roberts indicated that he would retire from the Board effective June 30, 2023.

In the “Management of Sterling Capital Funds” section of the SAI on page 100, the following information is added to the table starting on page 102:

INTERESTED TRUSTEE

(1) NAME AND DATE OF BIRTH	(2) POSITION(S) HELD WITH THE FUNDS	(3) TERM OF OFFICE AND LENGTH OF TIME SERVED	(4) PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	(5) NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	(6) OTHER DIRECTORSHIPS HELD BY TRUSTEE
Scott A. Haenni* Birthdate: 02/73	Trustee	Indefinite, 05/23-Present	From March 2023 to present, CEO, Sterling Capital; from January 2015 to March 2023, COO, Sterling Capital.	20	Director, Sterling Capital

*	Mr. Haenni is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser.

In addition, the following information is added to the table on page 103 of the SAI:

•	Mr. Haenni – Significant executive experience including serving as CEO of an investment services organization and previously serving as COO of an investment services organization.

In addition, the following information is added to the table on page 106 of the SAI:

NAME	POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITERS OF THE FUNDS
Scott Haenni	Sterling Capital Management LLC, Chief Executive Officer

In addition, the following information, as of May 25, 2023, is added to the table on page 107 of the SAI:

NAME	FUND NAME	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FAMILY OF INVESTMENT COMPANIES
Scott Haenni	Total Return Bond Fund	$10,001-$50,000	$50,001-$100,000
	Equity Income Fund	$10,001-$50,000
	Special Opportunities Fund	$10,001-$50,000
	Small Cap Value Fund	$10,001-$50,000
	Behavioral International Equity Fund	$10,001-$50,000
	Mid Value Fund	$10,001-$50,000

In addition, the following information is added to the table on page 108 of the SAI:

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE FUNDS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2022	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUNDS AND FUND COMPLEX PAID TO TRUSTEES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2022
Scott Haenni	N/A	N/A	N/A	N/A

All references in the SAI to Alexander McAlister are hereby removed.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE.

SAISUP-0523